UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 9, 2026, AMC Entertainment Holdings, Inc. (the “Company” or “AMC”) entered into a sales and registration agreement (the “Sales and Registration Agreement”) with (1) Goldman Sachs & Co. LLC, B. Riley Securities, Inc. and Yorkville Securities, LLC, from time to time acting as sales agents (in such capacity, the “Sales Agents”) and (2) Goldman Sachs & Co. LLC, as the Forward Seller of any and all Hedging Shares offered by the Forward Counterparty (in each case, as defined below), and Goldman Sachs International, acting in its capacity as Forward Counterparty, relating to the shares of Class A common stock, par value $0.01 (the “Common Stock”) of the Company offered by the Prospectus Supplement (as defined below) and the accompanying prospectus having an aggregate offering price of up to $150,000,000.

In accordance with the terms of the Sales and Registration Agreement, the Company may issue and sell shares of Common Stock covered by the Prospectus Supplement at any time and from time to time through the Sales Agents. The Sales Agents may act as agents on the Company’s behalf or purchase shares of Common Stock from the Company as principal for its own account.

The Company also entered into a master confirmation (the “Master Confirmation”) with Goldman Sachs International (in its capacity as buyer under any Forward (as defined herein), the “Forward Counterparty”) pursuant to which the Company expects to enter into one or more collared forward transactions (each, a “Forward”), under which the Company will agree to sell up to the number of shares of Common Stock specified in such Forward (subject to adjustment as set forth therein) to the Forward Counterparty. If the Company enters into a Forward with the Forward Counterparty, to establish a hedge position under such Forward, the Forward Counterparty will have a pledge of up to the maximum number of shares of Common Stock deliverable under such Forward (the “Hedging Shares”) from the Company, with a right to rehypothecate the pledged shares, and will rehypothecate and sell up to such maximum number of shares through Goldman Sachs & Co. LLC acting as the statutory underwriter (in such capacity, the “Forward Seller”) in an offering under the Prospectus Supplement and accompanying prospectus over a period of time to be agreed between the Company and the Forward Counterparty for such Forward (an “Initial Hedging Period”), all subject to the terms of the Sales and Registration Agreement. The Initial Hedging Period for any Forward that we may enter into during a reporting quarter is expected to terminate during such reporting quarter or shortly thereafter. The establishment of such hedge positions could have the effect of decreasing, or limiting an increase in, the market price of Common Stock.

The Company has been advised by the Forward Counterparty that it expects that, on the same days during the Initial Hedging Period when it is selling a number of Hedging Shares underlying the Forward, the Forward Counterparty or its affiliate(s) will be contemporaneously purchasing a substantial portion of such number of shares in the open market for its own account, as the Forward Counterparty expects its initial hedge position in respect of any Forward to be substantially less than the number of shares underlying such Forward. Such purchases in the open market may have the effect of increasing, or limiting a decrease in the market price of Common Stock. The number of shares underlying any Forward will be reduced in the event that the Forward Counterparty is unable to introduce the maximum number of shares deliverable under the Forward into the public market during the Initial Hedging Period (including as a result of the prospectus being unavailable at any time during such Initial Hedging Period).

In addition, the Company has been advised by the Forward Counterparty that the Forward Counterparty expects to dynamically modify its hedge positions for its own account by it or its affiliate(s) buying or selling shares of Common Stock or engaging in derivatives or other transactions with respect to Common Stock from time to time during the term of a particular Forward, including during the valuation period for such Forward. The purchases and sales of shares of Common Stock or other hedging transactions by the Forward Counterparty to modify the Forward Counterparty’s hedge positions from time to time during the term of the Forward may variously have a positive, negative or neutral impact on the market price of Common Stock, depending on market conditions at such times.

The settlement price per share under a Forward at maturity (whether on the scheduled maturity date or an accelerated maturity date, as applicable, for the Forward or a portion thereof) will be based on the arithmetic average of volume weighted prices of Common Stock during the valuation period for such Forward that will run between the completion of the Initial Hedging Period for such Forward or shortly thereafter and applicable maturity (the “Reference Price”), subject to the agreed forward floor and cap prices. The Forward will specify the floor percentage (which will be less than 100%) and the cap percentage (which will be more than 100%). Upon completion of the Initial Hedging Period with respect to such Forward, the forward floor price and the forward cap price will be determined by multiplying the weighted average prices at which the Forward Counterparty will have sold the shares of Common Stock during the Initial Hedging Period to establish its hedge position for such Forward by the floor percentage and the cap percentage, respectively. The floor price is intended to mitigate the downside risk of any potential decline in the Reference Price below the floor price during the valuation period, but the cap price would also limit the potential upside benefit to the extent the Reference Price were to exceed the cap price during the valuation period. The Company will determine the scheduled maturity of a Forward at the time we enter into such Forward based, among other factors, upon the market conditions at the time, and the Company currently expects that such scheduled maturity will be approximately six months after completion of the Initial Hedging Period for such Forward.

If the Company enters into any Forward with the Forward Counterparty, the Company expects to receive under such Forward, (x) an initial cash payment after completion of the respective Initial Hedging Period for such Forward or shortly thereafter, based on, among other factors, the floor price and prepayment percentage agreed for such Forward, if any and (y) at maturity of such Forward (or a portion thereof), an additional payment, if any, to the extent that the total amount due under such Forward exceeds the initial cash payment. If the number of the shares of Common Stock underlying any Forward is reduced upon completion of the Initial Hedging Period therefor as described above, the Company would not be entitled to receive the full amounts upon prepayment and/or at maturity of such Forward that it may initially anticipate at the time of entry into such Forward.

The Company intends to use any (1) net proceeds received from the Sales Agents upon issuance and sale of shares of Common Stock through the Sales Agents and (2) amount received from the Forward Counterparty upon prepayment and, if applicable, settlement of one or more Forwards, in each case, if any, to strengthen the Company’s balance sheet and reinvest in the Company’s core business to elevate and differentiate the movie-going experience under the AMC GO Plan. The Company intends to strengthen the balance sheet by bolstering the Company’s liquidity, and by repaying, redeeming or refinancing the Company’s existing debt (including expenses, accrued interest and premium, if any). Investments under the AMC GO Plan include such areas as seating, sight and sound enhancements, including an increase in the number of branded premium large format screens.

Sales, if any, of Common Stock under the Prospectus Supplement and the accompanying prospectus may be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by sales made by means of ordinary brokers’ transactions on or through the New York Stock Exchange or another market for Common Stock, sales made to or through a market maker other than on an exchange, including in the over-the-counter market, in negotiated transactions (including block trades), at market prices prevailing at the time of sale or at negotiated prices, through a combination of any such methods of sale, or by any other method permitted by law. The Sales Agents and Forward Seller are not required to sell any specific number or dollar amount of shares of Common Stock, but, subject to the terms and conditions of the Sales and Registration Agreement and, in relation to sales of the Hedging Shares, the applicable Forward Counterparty, the Sales Agents and the Forward Seller will use their respective commercially reasonable efforts, consistent with their normal trading and sales practices, to sell up to the designated shares of Common Stock. In respect of any sales by the Sales Agents on the Company’s behalf and in respect of any sales of the Hedging Shares by the Forward Seller on behalf of the Forward Counterparty, the Company may specify that no shares of Common Stock may be sold, if the sales cannot be effected at or above the price designated by the Company, and the Company may specify other trading parameters for such sales (including volume limitations). Accordingly, any sales by the Sales Agents on the Company’s behalf and any sales of the Hedging Shares by the Forward Seller may be suspended at any time, and there can be no assurance that either the Sales Agents or the Forward Seller will be able to sell any shares pursuant to the Sales and Registration Agreement. No sales of shares of Common Stock by the Sales Agents acting on the Company’s behalf will occur simultaneously with any sales of the Hedging Shares by the Forward Seller on behalf of the Forward Counterparty, in each case, pursuant to the Sales and Registration Agreement.

The Common Stock will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 filed on February 9, 2026 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Company filed a prospectus supplement, dated February 9, 2026 (the “Prospectus Supplement”), to the prospectus, dated February 9, 2026, with the SEC in connection with the offer and sale of the Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there by any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Sales and Registration Agreement and the Master Confirmation is qualified in its entirety by reference to the Sales and Registration Agreement and the Master Confirmation, copies of which are filed as Exhibit 1.1 and Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the opinion of Weil, Gotshal & Manges LLP, relating to the validity of the Common Stock registered pursuant to the Prospectus Supplement is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01	Other Events.

Reference is made to the Prospectus Supplement, which includes updated risk factor disclosures.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding the expected use of proceeds from the transactions described herein, including any forward transactions and related “at-the-market” offering of the shares of Common Stock. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of Common Stock; dilution of voting power caused by recent sales of Common Stock and through the issuance of Common Stock underlying Muvico, LLC’s exchangeable notes and the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” and elsewhere in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as the Company’s other filings with the SEC, copies of which may be obtained by visiting the Company’s Investor Relations website at investor.amctheatres.com or the SEC’s website at www.sec.gov.

AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Sales and Registration Agreement, dated as of February 9, 2026, by and among AMC Entertainment Holdings Inc., Goldman Sachs & Co. LLC and Goldman Sachs International.
5.1	Opinion of Weil, Gotshal & Manges LLP.
10.1	Master Confirmation, dated as of February 9, 2026, by and between AMC Entertainment Holdings Inc. and Goldman Sachs International.
23.1	Consent of Weil, Gotshal & Manges LLP (Included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: February 9, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary